PROSPECTUS
                                                                April 21, 1997
                                                      Revised October 10, 1997

                             INTERACTIVE INVESTMENTS
                              101 Park Center Plaza
                                   Suite 1300
                               San Jose, CA 95113
                                 (408) 294-2200

                            THE TECHNOLOGY VALUE FUND
                                 A No-Load Fund
==============================================================================

Interactive Investments (the "Trust"), a Delaware business trust, is an open-end management investment company that is offering shares of beneficial interest ("shares") in series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated The Technology Value Fund, (the "Fund"). The Fund is non-diversified and has the primary investment objective of long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund will invest primarily in securities of companies in the high technology and medical fields which are believed to be undervalued and have potential for capital appreciation. The Fund may also invest portions of its total assets in securities that entail special risks, such as foreign securities and securities of unseasoned issuers. Please see "Investment Objectives, Policies and Risk Considerations" in this Prospectus for additional information.

As an open-end management investment company, the Fund will offer its shares on a continuous basis and will redeem such shares upon the demand of a shareholder. Sales and redemptions will be effected at the net asset value per share next determined after receipt of a proper order. The investor will pay no sales charge or redemption fee.

The initial minimum investment in the Fund is $10,000 unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in the Fund must be at least $50. Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms. Please see "How to Purchase Shares" in this Prospectus for additional information.

Interactive Research Advisers, Inc. will serve as the investment adviser to the Fund. Interactive Research Advisers, Inc. intends to focus its research with the objective of long-term growth. Please see "Investment Advisory and Other Services" in this Prospectus for additional information.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please retain it for future reference. A Statement of Additional Information dated April 21, 1997, as revised October 10, 1997, has been filed with the Securities and Exchange Commission and is hereby incorporated be reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below. This Prospectus is also available on the Fund's Web Site located at www.techfunds.com. The Securities and Exchange Commission maintains a Web Site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free)............................................888-884-2675
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
INTERACTIVE INVESTMENTS
==============================================================================


Board of Trustees                          Investment Adviser
Kevin M. Landis, Chairman                  Interactive Research Advisers, Inc.
Kendrick W. Kam                            101 Park Center Plaza
Michael T. Lynch                           Suite 1300
Mark K. Taguchi                            San Jose, CA 95113

Officers                                   Transfer Agent
Kevin M. Landis, President                 Countrywide Fund Services, Inc.
Kendrick W. Kam, Secretary                 P.O. Box 5354
Yakoub Billawala, Treasurer                Cincinnati, OH 45201
                                           (Toll-free) 888-884-2675

TABLE OF CONTENTS
==============================================================================

Prospectus Summary...........................................................3
Summary of Fund Expenses.....................................................4
Financial Highlights.........................................................5
Investment Objectives, Policies and Risk Considerations......................6
Investment Advisory and Other Services.......................................9
How to Purchase Shares......................................................10
How to Redeem Shares........................................................11
Shareholder Services........................................................12
Dividends and Distributions.................................................13
Taxes.......................................................................13
Calculation of Share Price .................................................14
Performance Information.....................................................14
General Information.........................................................15


No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

PROSPECTUS SUMMARY
==============================================================================


Investment Objectives and Policies
The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the high technology and medical fields which are believed to be undervalued. The receipt of income is a secondary objective.


The Trust
Interactive Investments, a Delaware business trust organized in November 1993, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which will issue its shares in series, each series representing a distinct fund having its own investment objectives and policies. The Board of Trustees to date has authorized the issuance of shares only in the series constituting the Fund but may authorize additional series in the future without approval of the shareholders.


Risk Factors
Generally
An investment in the Fund may be subject to certain risks hereinafter described, including general risks associated with all securities investments. There can be no assurance the Fund will be able to achieve its investment objectives. See "Investment Objectives, Policies and Risk Considerations."

Non-Diversification
The Fund will be operated as a "non-diversified" investment company so that more than 5% of the Fund's total assets may be invested in the securities of any one issuer. As a result of its non-diversified status, the Fund's shares may be more susceptible to adverse change in the value of securities of a particular company than would be the shares of a diversified investment company. The Fund nevertheless has qualified and elected, and intends to continue to qualify, to be treated as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code") and to meet the Code's separate requirements for portfolio diversification.


Purchases of Shares
Shares of the Fund may be purchased at the next determined net asset value per share (see "Calculation of Share Price"). Shares will be sold without a sales load, with an initial investment of at least $10,000 (see "How to Purchase Shares"). Subsequent investments must be made in a minimum amount of at least $50, subject to certain exceptions. Purchases may be made by check or by bank wire. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms.


Redemptions of Shares
Investors will be able to redeem shares at their next determined net asset value per share by so instructing the Fund's Transfer Agent. See "How to Redeem Shares."


Investment Adviser
The Fund will be managed by Interactive Research Advisers, Inc. (the "Investment Adviser"). The Investment Adviser is paid a monthly management fee at the annual rate of 1.50% of the Fund's average daily net assets. The Investment Adviser is also responsible for the provision of administrative services to the Fund, for which it receives an additional fee. From time to time, the Investment Adviser may waive all or some of its fees which would have the effect of lowering the Fund's overall expense ratio and increasing the return to shareholders during the period such amount is waived or assumed.

Transfer Agent
The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. For further information on the Transfer Agent, see "Investment Advisory and Other Services."


Dividends
The Fund intends to declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Code. See "Taxes." Currently, the Fund intends to distribute income and capital gains annually. All dividends and distributions will be reinvested automatically in shares of the Fund unless the shareholder elects otherwise. See "Dividends and Distributions."


SUMMARY OF FUND EXPENSES
==============================================================================

The purpose of the tables below is to assist investors in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. There are no sales charges, "loads" or maintenance charges of any kind imposed on the purchase of shares (see "How to Purchase Shares").

Investor Transaction Expenses
   Maximum sales load imposed on purchases........................... None
   Maximum sales load imposed on reinvested dividends................ None
   Deferred sales load............................................... None
   Redemption Fee.................................................... None *

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
   Management Fees................................................... 1.50% (A)
   12b-1 Fees........................................................  None
   Other Expenses....................................................  .45%
                                                                     -------
   Total Fund Operating Expenses..................................... 1.95% (A)
                                                                     =======

(A)The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Example:
Assuming: (i) a $1,000 investment and (ii) a 5% annual return, an investor would be charged the following expenses over the periods indicated:

       1 YEAR              3 YEARS            5 YEARS           10 YEARS
       ------              -------            -------           --------
         $20                 $61               $105               $227

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The percentages expressing Annual Fund Operating Expenses have been restated to reflect the management fee and the administrative fee currently being charged to the Fund. Please see "Investment Advisory and Other Services" for a description of the Fund's expenses.

FINANCIAL HIGHLIGHTS
==============================================================================

The following information is an integral part of the Fund's audited financial statements and should be read in conjunction with the financial statements. The financial statements as of December 31, 1996 were audited by Kevane Peterson
Soto & Pasarell and appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders by calling the Transfer Agent
(nationwide call toll-free 888-884-2675) or by writing to the Trust at the address on the front of this Prospectus.

                                               Selected data for a share outstanding throughout each period:
============================================================================================================
                                                                            Year Ended December 31,

                                                                     1996            1995           1994(a)

Net asset value, beginning of period............................ $     18.44     $     11.70     $     10.00
                                                                 ------------    ------------    -----------

Investment operations:
   Net investment income (loss).................................       ( .08 )         ( .14 )         ( .03 )
   Net realized and unrealized gain (loss) on investments.......       11.20            7.28            2.56
                                                                 ------------    ------------    -----------

Total from investment operations................................       11.12            7.14            2.53

Capital gains distributions.....................................     ( 2.90  )         ( .40 )         ( .83 )
                                                                 ------------    ------------    -----------

Net asset value, end of period.................................. $     26.66     $     18.44     $     11.70
                                                                 ============    ============    ===========

Total return(b) ................................................       60.5%           61.2%           25.3%

Ratios/supplemental data:
   Net assets, end of period (millions)......................... $      35.1     $       2.7     $       0.2
   Ratio of expenses to average net assets......................       1.81%           1.98%           1.96%  (c)
   Ratio of net investment income (loss) to average net assets..     ( 0.55% )       ( 1.45% )       ( 1.29% )(c)
   Portfolio turnover rate......................................         43%             45%             56%
   Average commission rate for securities transactions
     (cost per share)                                            $    .0426              N/A             N/A

------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on 05/20/94; therefore, 1994 statistics do not reflect an entire year of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption in the last day of the period.
(c) Annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
==============================================================================


Investment Objectives
The Fund's primary investment objective is long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund's investment objectives may not be changed without shareholder approval. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Fund will be successful in achieving its investment objectives. The Fund's investment policies are outlined below, and where applicable, factors which may increase the risk of investing in the Fund have been noted.


Investment Policies
Equity Securities
The Fund will invest primarily (i.e. under normal circumstances, at least 65% of the value of the Fund's total assets) in equity securities of companies in the electronic and medical technology fields which are believed to be undervalued and have potential for capital appreciation. Equity securities include common stock, convertible long-term corporate debt obligations, preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies.

The Investment Adviser's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when that value exceeds the market price. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. Fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of a dividend and cash flow discounting model, price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors in appraising an investment. Little weight will be given to current dividend income. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

The Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund does not presently intend to invest more than 5% of its net assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Fund may from time to time invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Foreign Securities
The Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest up to 15% of the value of its total assets (measured at the time of purchase) in the securities of foreign issuers and obligors. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

Debt Securities
The Fund may also invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that are sold at a time when prevailing interest rates are lower than they were at the time of investment will normally result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will normally be realized. Accordingly, investments in the debt obligations described above will be made when the Investment Adviser expects that prevailing interest rates will be falling, and will be sold when the Investment Adviser expects interest rates to rise.

The Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.


Fundamental Investment Policies
The Fund has adopted the following fundamental investment policies, which may not be changed without shareholder approval:

Diversification of Investments
As non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other registered investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer. The Fund will not invest more than 5% of its total assets in the securities of any single investment company nor more than 10% of its total assets in the securities of all other investment companies.

Concentration of Investments
The Fund will concentrate its investments in the technology industry. Concentration allows a Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. The Fund will therefore invest 25% or more of its total assets in the technology industry. The Fund will be subject to greater risk because of its concentration in a single industry. The Fund intends to invest primarily in the following segments within the technology industry:

          Electronic Technology            Medical Technology
          o Semiconductors                 o Cardiovascular Medical Devices
          o Computers                      o Minimally Invasive Surgical Tools
          o Computer Peripherals           o Pharmaceutical
          o Software                       o Biotechnology
          o Telecommunications             o Managed Care Providers
          o Mass Storage Devices           o Generic Drugs


Borrowing
The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

Lending Portfolio Securities
The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans its portfolio securities to no more than 30% of its total assets.


Other Investment Policies
The Fund proposes to follow certain other investment policies set forth below, which are not matters of fundamental policy and may be changed at the discretion of management of the Fund, without a vote of the shareholders:

Companies With Less Than Three Years' Continuous Operation
The Fund may purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) but only to the extent that such purchase would not cause the Fund's investments in all such companies to exceed 25% of the value of its net assets at the time of purchase. The Fund presently intends not to invest more than 5% of the value of its net assets in such companies during the coming year.

Warrants
The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase.

Portfolio Turnover
The Fund will not seek to realize profits by anticipating short-term market movements but rather intends to purchase securities for long-term capital appreciation. Under ordinary circumstances, most securities will be held for more than one year. While the rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover will not generally exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all debt securities with remaining maturities of one year or less when purchased by the Fund.

Money Market Instruments
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-2 or better by Standard & Poor's Ratings Group or Prime-2 or better by Moody's Investors Service, Inc., repurchase agreements, shares of money market investment companies, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.


INVESTMENT ADVISORY AND OTHER SERVICES
==============================================================================


Investment Adviser
The Trust retains Interactive Research Advisers, Inc., 101 Park Center Plaza, Suite 1300, San Jose, California 95113, as its Investment Adviser. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis, who also serve as Trustees of the Trust. Mr. Kam and Mr. Landis have served as the portfolio managers of the Fund since the Fund's inception. Prior to his association with the Investment Adviser, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico. Prior to his association with the Investment Adviser, Mr. Landis served as New Products Marketing Manager for S-MOS Systems, Inc., a San Jose, California-based semiconductor firm.

Under an investment advisory contract (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust responsible for the overall management and administration of the Trust, subject to supervision of the Trust's Board of Trustees. Such officers as well as certain Trustees of the Trust may be directors, officers or employees of the Investment Adviser or its affiliates.

All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.

Under the Advisory Agreement, the Investment Adviser is responsible for (i) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from the Fund a management fee equal to 1.50% per annum of the Fund's average daily net assets. The management fee is accrued daily and is paid to the Investment Adviser at the end of each month. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.


Fund Administration
The Trust has entered into a separate contract with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and general supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee at the annual rate of .45% of the Fund's average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion.

The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Investment Adviser (not the Funds) pays the Transfer Agent's fees for these services.


HOW TO PURCHASE SHARES
==============================================================================

Your initial investment in the Fund must be at least $10,000 (or $2,000 for Individual Retirement Accounts). Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Interactive Investments, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "The Technology Value Fund." The Fund will not accept third party checks for the purchase of shares. An account application is included in this Prospectus.

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a fee if they effect transactions in shares of the Fund through a broker or agent.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (nationwide call toll-free 888-884-2675) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Interactive Investments, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "The Technology Value Fund." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.


HOW TO REDEEM SHARES
==============================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Transfer Agent reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


SHAREHOLDER SERVICES
==============================================================================

Contact the Transfer Agent (Nationwide call toll-free 888-884-2675) for additional information about the shareholder services described below.


Tax-Deferred Retirement Plans
Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --   Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code


Direct Deposit Plans
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.


Automatic Investment Plan
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum monthly investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS
==============================================================================

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, annually. Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
==============================================================================

The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund. Investors should consult their own tax advisers for further details and for the application of state, local and foreign tax laws to their particular situations.

The Fund has qualified and elected, and intends to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

In view of the Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend.

Distributions of net realized capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gains, without regard to the length of time a shareholder has held Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income. Amounts withheld by the Fund are applied to the shareholder's federal income tax liability. In addition, foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Fund.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.

The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund. Thus, dividends and distributions which are taxable as ordinary income or long-term capital gain are so taxable whether received in cash or reinvested in additional shares of the Fund.

Additional information regarding the taxation of the Fund and its shareholders is contained in the Statement of Additional Information under "Taxes."


CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities, as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
==============================================================================

The Fund may, from time to time, include figures indicating its total return in advertisements or reports to shareholders or prospective investors. Quotations of the Fund's average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or shorter periods dating from the commencement of Fund operations) will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a further description of the methods to be used to determine the Fund's average annual total return and yield, please refer to "Performance Information" in the Statement of Additional Information.

The table below shows the investment results for the Fund for various periods throughout the Fund's lifetime. The results represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Stock Index (the "S&P 500"), the NASDAQ Composite Index ("NASDAQ") and the Dow Jones Industrial Average (the "DJIA"). The table does not make any allowance for federal, state or local income taxes.

The results should not be considered a representation of the total return from an investment made in the Fund today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which are managed according to different investment objectives or strategies or which use a different method to calculate performance.

---------------------------------------------------------------------------------------------------------
                                          Technology
Period                                    Value Fund           S&P 500            DJIA           NASDAQ**
---------------------------------------------------------------------------------------------------------
5/20/94* - 12/31/94                         25.30%              2.74%             3.52%            3.48%

1/1/95 - 12/31/95                           61.17%             37.58%            36.84%           39.92%

1/1/96 - 12/31/96                           60.55%             22.96%            28.88%           22.71%

1/1/97 - 6/30/97                            19.40%             20.61%            20.12%           11.94%

Aggregate Total Return
Since Inception                            287.13%            109.62%           119.30%           98.88%

Annualized Total Return
Since Inception                             54.43%             26.70%            28.75%           25.07%
---------------------------------------------------------------------------------------------------------

*  Fund Inception Date
** Measures price appreciation only; dividends not included.

GENERAL INFORMATION
==============================================================================


Organization and Capital Structure
The Trust was organized in November 1993 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. The Trust currently has authorized the issuance of only one series of shares, the Fund. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each share of the Fund has one vote irrespective of the relative net asset value of the shares. The voting rights of shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being elected. If the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Fund. The Board exercises all of the rights and responsibilities required by, or made available under, the Delaware Business Trust Act.


Shareholder Meetings and Inquiries
Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held, however, at any time and for any purpose, (i) if called by the Chairman of the Board of Trustees, if one exists, the President and two or more Trustees, (ii) if called by one or more shareholders holding 10% or more of the shares entitled to vote on matters presented to the meeting, or (iii) if an annual meeting is not held within any 13-month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held.


Reports to Shareholders
The Fund will issue semiannual reports which will include a list of securities owned by the Fund and financial statements which, in the case of the annual report, will be examined and reported upon by the Fund's independent auditors.

                             INTERACTIVE INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 21, 1997
                            Revised October 10, 1997

                            THE TECHNOLOGY VALUE FUND

This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of The Technology Value Fund dated April 21, 1997, as revised on October 10, 1997. A copy of the Fund's Prospectus can be obtained by writing the Fund at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, or by calling the Fund at 888-884-2675.


TABLE OF CONTENTS

The Fund . . . . . . . . . . . . . . . . .. . . . . . . . . . . 2
Definitions, Policies and Risk Considerations . . . . . . . . . 2
Quality Ratings of Corporate Bonds and Preferred Stocks. . . . .8
Investment Restrictions . . . . . . . . . . . . . . . . . . . .10
Management of the Trust . . . . . . . . . . . . . . . . . . . .12
Principal Security Holders . . . . . . . . . . . . . . . . . . 13
Investment Advisory and Other Services . . . . . . . . . . . . 14
Securities Transactions . . . . . . . . . . . . . . . . . . . .16
Purchase, Redemption and Pricing of Shares . . . . . . . . . . 17
Performance Information . . . . . . . . . . . . . . . . . . . .19
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .25
Legal Counsel and Auditors . . . . . . . . . . . . . . . . . . 25
Miscellaneous Information . . . . . . . . . . . . . . . . . . .25
Annual Report. . . . . . . . . . . . . . . . . . . . . . . . . 26

                                    THE FUND

         Interactive Investments (the "Trust") was organized as a Delaware business trust on November 11, 1993. The Trust currently offers one series of shares to investors, The Technology Value Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities of the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income of the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, of the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         MONEY MARKET FUNDS. The Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such fund's pro rated share of advisory and administrative fees charged by such company, in addition to those paid by the Funds.

         WARRANTS. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

         FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         BORROWING. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Fund or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         The Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that the Fund's investments in illiquid securities are deemed to exceed 5% of its net assets due to changes in the liquidity of securities already held, the Fund will expeditiously dispose of such securities in order to satisfy the 5% limitation.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's and Standard & Poor's for corporate bonds in which the Fund may invest are as follows:

         MOODY'S

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's and Standard & Poor's for preferred stocks in which the Fund may invest are as follows:

         MOODY'S

         aaa - An issue which is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions as matters of fundamental investment policy, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Fund may not:

         1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund does not intend to invest more than 5% of net assets in restricted securities.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts, including futures contracts.

         4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e. loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. See Prospectus, "Investment Objectives, Policies and Risk Considerations."

         5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

         7.       Purchase or sell puts and calls on securities.

         8.       Make short sales of securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

         With respect to the percentages adopted by the Fund as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                             MANAGEMENT OF THE TRUST

         The business of the Fund is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Fund, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1996.

NAME                           AGE          POSITION HELD         COMPENSATION
----                           ---          -------------         ------------
*Kevin M. Landis                36          Trustee/President           $    0
*Kendrick W. Kam                37          Trustee/Secretary                0
 Michael T. Lynch               36          Trustee                        400
 Mark K. Taguchi                41          Trustee                        400
 Yakoub Billawala               32          Treasurer                        0

* This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.

     The principal occupations of the Trustees and officers of the Fund during the past five years are set forth below:

         KENDRICK W. KAM, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been President of Interactive Research Advisers, Inc. since its founding in August 1993. From 1988-1992 Mr. Kam was the Vice President of Marketing and Finance for Novoste Corporation, a medical device manufacturer.

         KEVIN M. LANDIS, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been Vice President and Secretary of Interactive Research Advisers, Inc. since its founding in August 1993. From 1991-1993 he served as New Products Marketing Manager for S-MOS Systems, a semiconductor firm.

         MICHAEL T. LYNCH, 523 E. Hods Hollow Drive, Kaysville, Utah 84037, is currently a Product Manager for Iomega Corp. Mr. Lynch served as a Product Manager for Adaptec, Inc. during 1985. He served as Product Line Manager for Calera Recognition Systems, Inc., a manufacturer of Optical Character Recognition Software, from 1990 to 1995.

         MARK K. TAGUCHI, 526 Occidental Avenue, San Mateo, California 94402, is currently strategic relations manager for the WebFORCE group at Silicon Graphics, Inc. Mr. Taguchi is also a principal with Renaissance Management, a business development firm. From 1990-1993 he was a Vice President of Postal Buddy Corporation, a delivery services company.

         YAKOUB BILLAWALA, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is Chief Operating Officer for Interactive Research Advisers, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (1995- 1996); the Director of Product Management and Product Marketing for Starbase Corporation (1994-1995); and a Senior Product Manager for Oracle Corporation (1989-1994).

                           PRINCIPAL SECURITY HOLDERS

         As of April 1, 1997, the following persons owned of record 5% or more of the shares of the Funds:

NAME                                            SHARES         % OWNERSHIP

Donaldson, Lufkin &.                            582,747           29.07%
 Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial                              482,335           24.06%
  Services Corp.
55 Water Street, 5th Floor
New York, New York 10041

         As of April 1, 1997, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the Fund's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Interactive Research Advisers, Inc., a California corporation, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis.

         The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Fund and the Investment Adviser has been approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement.

         Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

         By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.50% per annum of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to

1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1996, 1995 and 1994, The Fund paid advisory fees of $122,185, $13,192 and $867, respectively.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

THE ADMINISTRATION AGREEMENT

         The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

         Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to .45% per annum of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid administrative fees of $101,257, $13,192 and $867, respectively.

         The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

COUNTRYWIDE FUND SERVICES, INC.

         Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays Countrywide (i) a fee for administrative services at the annual rate of .1% of the average value of the Fund's daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
(ii) a fee for transfer agency and shareholder services at the annual rate of $16 per shareholder account of the Fund; and (iii) a monthly fee for accounting and pricing services which will vary according to the Fund's average net assets during such month. In addition, the Investment Adviser reimburses Countrywide for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

         Countrywide is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

                             SECURITIES TRANSACTIONS

         The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

         The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries.

These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.

         The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

         The Fund paid brokerage commissions of $57,050, $6,298 and $550 during the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

         The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE
         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

         In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES
         Orders for shares received by the Fund in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange at the end of the day. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES
         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

TRANSACTIONS THROUGH BROKERS
         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value computed after they are accepted by an authorized broker or the broker's authorized designee.

REDEMPTION IN KIND
         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Fund expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

                             PERFORMANCE INFORMATION

         The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by- year returns.

         For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)n = ERV
Where:
         P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

         The foregoing information should be considered in light the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

         The average annual total returns of the Fund for the periods ended December 31, 1996 are as follows:

                  1-Year                             60.55%
                  Since inception (May 20, 1994)     56.69%

         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each of the past three fiscal periods are as follows:

                           PERIOD ENDED
                           December 31, 1994*        25.30%
                           December 31, 1995         61.17%
                           December 31, 1996         60.55%

* From May 20, 1994 to December 31, 1994.

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Lipper Analytical Services, Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                                      TAXES

         The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures and forward contracts on foreign currencies) not directly related to the business of investing in stocks and securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

         As regulated investment companies, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

         Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

         The Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

         Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

         Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

         Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                                    CUSTODIAN

         Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

         The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, acts as legal counsel for the Trust and the Trust's independent Trustees.

         The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1997. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and will advise the Fund as to certain accounting matters.

                            MISCELLANEOUS INFORMATION

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                  ANNUAL REPORT

         The Fund's audited financial statements as of December 31, 1996 appear in the reports which are attached to this Statement of Additional Information.

                           INTERACTIVE INVESTMENTS

                             Technology Value Fund

                                     1996
                                    Annual
                                    Report

1996 Results ..........    2
Portfolio
Discussion .............   3
Portfolio Detail ......    4
Auditor's Report ....      6
Financial
Statements .............   7



                                 1996 Results

  1996 was an excellent year for the Technology Value Fund. Returns of 60.5 % for the full year far exceeded our expectations and easily outpaced all of our performance yardsticks (including the broad market indices shown at right). This marks the second consecutive year that the TVF has returned over 60%.

  Peer group comparisons were equally impressive. For 1996 TVF was the #1 no-load fund in America (ranked third overall) and ranked #1 among our peer group, science & technology funds. (As reported in the Wall Street Journal - source: Lipper Analytical)

  Although we are pleased by our recent results, it is important to note that our historical returns are well above reasonable long-term expectations. We expect that the industries and companies we invest in will remain volatile, and will continue to offer excellent investment opportunities for years to come.

(Note: All performance and ranking data are net of expenses.)


                   Performance

=================================================
                    Q496         1      5/20/94 -
                               year     12/31/96
-------------------------------------------------


   TVF              7.0%      60.5%      224.2%
   DJIA             9.6%      26.0%       71.2%
   S&P 500          7.8%      20.3%       77.7%
   NASDAQ           5.2%      22.7%       62.8%


                             Long Term Performance

The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices:
The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ composite. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)


MOUNTAIN CHART COMPARING CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
TECHNOLOGY VALUE FUND (TVF), THE STANDARD & POOR's 500 INDEX (S&P 500), THE
DOW JONES INDUSTRIAL AVERAGE (DJIA) AND THE NASDAQ COMPOSITE (NASDAQ)

                                 TVF        S&P 500          DJIA        NASDAQ
                                 ---        -------          ----        ------


May 1994                       $10,000      $10,000       $10,000       $10,000
June 1994                        9,190        9,766         9,625         9,714
September 1994                  11,190       10,171        10,204        10,519
December 1994                   12,530       10,096        10,181        10,348
March 1995                      13,344       11,007        11,039        11,246
June 1995                       15,743       11,975        12,097        12,845
September 1995                  20,680       12,846        12,715        14,360
December 1995                   20,195       13,539        13,586        14,478
March 1996                      21,586       14,189        14,834        15,156
June 1996                       27,971       14,742        15,014        16,307
September 1996                  30,292       15,108        15,618        16,883
December 1996                   32,423       16,283        17,121        17,766



                    TVF PERFORMANCE AS OF DECEMBER 31, 1996

1996 Annual Return                                    +60.5%
Average Annual Return Since Inception*                +56.7%
Average Annual Return Since Effectiveness**           +63.4%

          *    TVF inception on 05/20/94
         **    TVF effectiveness: 12/15/94 (per SEC)

-- Past performance is no guarantee of future results --


                             Portfolio Discussion

   Assets under management more than doubled during the fourth quarter. Strong cash inflows afforded us a great deal of flexibility in adjusting our sector weightings. Although the Fund's overall Q4 performance was a steady 7.0%, there was tremendous volatility beneath the surface, as sector performance diverged significantly. At a more granular level, the performance of specific stocks ran the gamut from spectacular to appalling. In our view, this divergence vividly illustrates the importance of individual stock selection within each sector.

   The chart below shows the Fund's holdings by sector as of year end. Our weighting in semiconductors rose from 33.1% to 44.7%. Among the biggest winners were Lattice, Altera, Intel and Triquint. We lost money on C-Cube, Cirrus
Logic and S-3. Our investment in the semiconductor capital equipment sector declined from 5.3% to 1.8%. Opal was purchased by Applied Materials.

   The Fund's weighting in Electronic Design Automation (EDA) rose from 11.0% to 12.8%. We added to our holdings in Avanti, Epic and, unfortunately, Silicon Valley Research, which lost more than half its value. Software fell from 1.3% to 0.2%.

   We dramatically increased our weighting in the networking sector, from 4.5% to 20.8%. In addition to increasing our holding in Cisco Systems, we also established new positions in 3 Com, Cabletron and US Robotics. We added to our position in Iomega, causing our investment in the computer peripherals sector to expand from 1.5% to 3.0%.

   Our weighting in medical stocks contracted from 19.0% to 12.4%. We added to our position in Arterial Vascular Engineering and established new positions in Medwave and TheraTx.

                              Portfolio Snapshot

The accompanying table shows the Fund's positions as of year end. Portfolio snapshots are available through the Fund's e-mail auto-responder. To obtain a snapshot, send any e-mail message to: TVF@mailback.com. The quarter-end snapshot will be posted near the end of the following month.


pie chart:

Fund Holdings by Sector as of 12/31/96


Semiconductors      44.7%
Software             0.2%
Cash                 4.4%
EDA                 12.7%
Medical             12.4%
Networking          20.8%
Peripheral           3.0%
Semi Equip           1.8%


                             Investment Philosophy

  We believe that a thorough understanding of the industries we follow enables us to buy great companies at bargain prices.

  Because these industries are characterized by rapid rates of innovation, and therefore obsolescence, companies can fall in and out of favor very quickly, causing drastic swings in valuation. Often these sudden mark-ups or mark-downs are deserved, sometimes not.

  We look for situations in which a quality company is unjustly punished by the investment community. This misunderstanding allows us to buy a strong company near the low end of its normal valuation range. If we are right, continued success leads to eventual reassessment, and a healthy return on investment.

  But why are technology companies so often, and so easily, misunderstood? We believe that the most common reasons are the lofty expectations and perceptions of risk associated with innovation. Just as great teams seldom enjoy an undefeated season, great companies occasionally have a bad quarter. When they do, the market tends to build more risk and less growth into their company models.

  An excellent example of this phenomenon is the current sell-off in networking stocks. As we write this (in mid-February), several networking companies have reported results below street expectations, and the group is being marked down as a result. Clearly, the expected growth outlook is being revised downward for the entire sector.


=====================================================
             Top 5 Stocks by $ Gain in Q4 1996
-----------------------------------------------------
Stock                Symbol       $ Gain    % Inc.
-----------------------------------------------------


Intel                 INTC       674,113     34.6
Lattice Semi          LSCC       640,763     53.4
Opal Inc.             OPAL       506,250     83.9
Altera                ALTR       413,663     39.8
Triquint              TQNT       273,800     52.9
-----------------------------------------------------


  We believe this is a mistake. Our view is that the growth in demand for data communications in general, and networking products in particular, is still in its infancy, and that the current sell off represents an excellent entry point. We plan on participating in the growth of the networking group for years to come.

  We also believe that basic industry research can reveal undiscovered gems. Companies with great products can go unnoticed due to the technical nature of their products - They simply take a great deal of time and effort to understand. Those of us who are already following the business closely have an investment advantage in the form of an early discovery window.

  Last year's examples include companies such as Corvita, EP Technologies, Iomega, Ikos, Opal and Vitesse, and we believe many current opportunities lie in the EDA, semiconductor and medical sectors today.


               Technology Value Fund 12/31/96

=================================================================
Security                 Shares        Price     ...Balance...
-----------------------------------------------------------------


3 Com                    25,000       73 3/8      1,834,375.00
Advanced Micro           40,000       25 3/4      1,030,000.00
Altera                   20,000     72 11/16      1,453,750.00
Amgen                     4,000       54 3/8        217,500.00
Applied Materials        10,000     35 15/16        359,375.00
Arterial Vascular        70,000       12 1/2        875,000.00
Avanti                   60,000       31 3/4      1,905,000.00
C-Cube Microsystems      10,000     36 15/16        369,375.00
Cabletron Systems        25,000       33 1/4        831,250.00
Centocor                  6,000       35 3/4        214,500.00
Cisco Systems            50,000       63 5/8      3,181,250.00
Endosonics               26,100       15 1/4        398,025.00
Epic Design Tech         50,000           25      1,250,000.00
Everest Medical          35,000        2 3/4         96,250.00
IKOS                     55,000           20      1,100,000.00
Informix                  3,000       20 3/8         61,125.00
Intel                    20,000    130 15/16      2,618,750.00
Iomega                   60,000       17 3/8      1,042,500.00
Lam Research              4,000       28 1/8        112,500.00
Lattice Semi             40,000           46      1,840,000.00
Level One                40,000       35 3/4      1,430,000.00
MedCath                   8,000           16        128,000.00
Medtronic                 9,000           68        612,000.00
Medwave                   8,700       11 1/4         97,875.00
Mentor                    4,000       29 1/2        118,000.00
Mini-Med                 20,000       32 1/4        645,000.00
Novellus                  3,000      54 3/16        162,562.50
Quality Semi            175,000            9      1,575,000.00
S - 3, Inc.             100,000       16 1/4      1,625,000.00
Sierra Semi             170,000           15      2,550,000.00
Silicon Valley Rsrch    110,000            2        220,000.00
Target Therapeutics       5,900           42        247,800.00
Theratx                  69,800       10 1/4        715,450.00
Triquint                 30,000       26 3/8        791,250.00
US Robotics              20,000           72      1,440,000.00
Vitesse                   1,000       45 1/2         45,500.00
Xilinx                   10,000     36 13/16        368,125.00
-Cash-                1,526,524            1      1,526,523.68
-----------------------------------------------------------------
Total Investments                                35,088,611.18
=================================================================


                              Cardiometrics, CFLO

  Endosonics has committed to acquire Cardiometrics for a combination of cash and stock valued at a minimum of $9.00 - a little more than a 40% premium to CFLO's market price of 6 3/8 prior to the announcement.


======================================================
          Bottom 5 Stocks by $ Loss in Q4 1996
------------------------------------------------------
Stock                 Symbol       $ Loss   % Dec.
------------------------------------------------------


Arterial Vascular     AVEI       676,425     43.6
S-3, Inc.             SIII       389,894     19.4
Silicon Valley Re     SVRI       288,068     56.7
Iomega                 IOM       227,875     17.9
Cabletron Systems       CS       140,350     14.4
------------------------------------------------------


  When the acquisition is completed each share of Cardiometrics will be converted into: $2.00 in cash, 0.35 shares of newly issued Endosonics stock, and between 0.20 and 0.2636 shares of Cardiovascular Dynamics (Nasdaq:CCVD). The exact number of shares of CCVD will be determined so as to make the total package worth at least $9.00 per CFLO share.

  The strange thing is even now, two weeks after the announcement, you can still buy Cardiometrics shares for about $7 1/2. When the deal closes, you will essentially receive $9.00 - a gain of $1.50 per Cardiometrics share or 20%. If you assume that it takes 3 months to close the deal, buying Cardiometrics at $7 1/2 will give you an annualized return of 107.36%. Of course, you have to remember to subtract transactions costs, but this looks almost to good to be true.

  Since the January 27, 1997 acquisition announcement, the fund has been buying Cardiometrics shares. As of this writing, the fund owns 212,500 shares at an average price (including commissions) of $7.542. We look forward to the completion of this acquisition.

                                 TheraTx, THTX

  TheraTx first attracted our attention because its sales and earnings have grown at about 20% per year while the stock trades at a PE of 9.5. The company operates 29 nursing homes, provides rehabilitation services on contract to other nursing home companies, and runs several occupational health clinics. With the help of several acquisitions, sales have grown from $40 million 3 years ago to a revenue run-rate of $400 million today.

  During the 2nd half of 1996, the stock was hit hard because of uncertainty regarding Medicare contract rehabilitation rates. Medicare represents roughly 50% of the company's revenues. The other 50% of TheraTx's revenues looks like a mini-OccuSystems (OSYS), a company which trades roughly at a PE of 30. If you apply OccuSystem's PE to the earnings associated with this half of TheraTx's operations, you get a valuation of about $19. So, if Medicare sets its reimbursement rate so low that TheraTx is forced to exit the business, shareholders would be left with a business unit that the market might value at $19.

  Based on this analysis, the fund purchased a total of 113,800 shares at an average price of $11.58 in late December and early January. On February 11, 1997, Vencor, Inc. (NYSE:VC) announced an agreement to acquire TheraTx for $17.10 per share in cash.

                                    Outlook

  We remain convinced that the medical and electronic technology sectors will continue to offer excellent investment opportunities for years to come. These companies continue to improve people's lives through constant innovation; the art, science and business of making new things possible will enrich all parties concerned.

  We are bullish about the business prospects of each and every company in which we invest. While we are likely to make mistakes from time to time, we believe we are right to focus the bulk of our time and energy on the all-important company selection process. We are comfortable that our approach will continue to lead to good company selection within the right sectors, positioning the Technology Value Fund well for future success.


/s/ Kevin Landis                                     /s/ Ken Kam

KEVIN LANDIS                                         KEN KAM
Portfolio Manager                                    Portfolio Manager
Technology Value Fund                                Technology Value Fund

                    Getting the most Current information on
                           THE TECHNOLOGY VALUE FUND

           Ticker symbol:                   TVFQX
           Newspaper listing:               TECH VALUE
           Toll-Free number:                888-TVF-FUND
                                            888-883-3863

           Website:                         WWW.IINVEST.COM
           E-mail Auto-responder:

                 To receive TVF information send an e-mail to:
                               TVF@MAILBACK.COM




                          Important Legal Disclosures

  This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Fund unless preceeded or accompanied by a current prospectus.

  Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on the Fund's web site, or by calling (888) TVF-FUND.

  You may also request the most recent prospectus from the following brokers:
Fidelity Investments, Jack White & Co. and National Investors
Service Corporation..

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                  Certified Public Accountants




KEVANE PETERSON SOTO & PASARELL                             Donald Kevane
To the Board of Trustees and                                John Peterson
  Shareholders of                                           Adamina Soto
   Interactive Investments                                  Jorge Pasarell
     (Technology Value Fund):                               Waldemar Gonzalez
                                                            Luis Valenzuela
                                                            Nelly Ruiz
                                                            Miguel Ocasio
                                                            Alfredo Rivera


  We have audited the accompanying statement of assets and liabilities of INTERACTIVE INVESTMENTS (TECHNOLOGY VALUE FUND), including the schedule of portfolio investments (Schedule I), as of December 31, 1996, the related statements of operations, changes in net assets and financial highlights for the periods indicated in the accompanying financial statements and the per share data as of December 31, 1996. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and on the per share data based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements, financial highlights, and per share data referred to above present fairly, in all material respects, the financial position of Interactive Investments (Technology Value Fund) as of December 31, 1996, the results of its operations, changes in its net assets, financial highlights, for the periods indicated, and the per share data as of December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Kevane, Peterson, Soto & Pasarell

San Juan, Puerto Rico,
  January 15, 1997, except for
    Note (9) which date is January 31, 1997.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


ASSETS:
     Cash in bank                                   $           58
     Accrued interest receivable                            15,433
     Investment securities, at value
         (cost--$32,863,373)                            35,088,611
                                                      ------------
              Total assets                          $   35,104,102
                                                      ------------

LIABILITIES:                                        $            0
                                                      ------------
              Total liabilities                                  0
                                                      ------------

NET ASSETS--at value                                $   35,104,102
                                                       ===========

NET ASSETS COMPRISED OF:
     Paid-in capital                                $   32,703,582
     Net unrealized gain on investments                  2,225,238
     Undistributed net realized gains from sale
              of securities                                300,692
     Accumulated net investment loss                      (125,410)
                                                      ------------
                  Total net assets                  $   35,104,102
                                                       ===========

NET ASSET VALUE/OFFERING PRICE/REDEMPTION PRICE
     PER SHARE BASED ON 1,316,631.691 SHARES        $        26.66
                                                       ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996


INVESTMENT INCOME:
     Interest                                                    $       5,393
     Dividends                                                         114,196
                                                                  ------------
         Total investment income                                 $     119,589
                                                                  ------------
EXPENSES--investment advisory fees (administration
     fees of $101,257 and management fees of $122,185)           $     (223,442)
                                                                  ------------
NET INVESTMENT LOSS                                              $     (103,853)
                                                                   ===========
REALIZED GAINS AND UNREALIZED
     APPRECIATION ON INVESTMENTS:
         Realized gains from security transactions-
              Proceeds from sales                                    4,377,520
              Cost of securities sold                                1,831,380
                                                                  ------------
         Realized gains                                           $  2,546,140
                                                                  ------------
         Amount of unrealized appreciation-
              December 31, 1995                                        549,516
              December 31, 1996                                      2,225,238
                                                                  ------------
                  Increase in unrealized appreciation
                      during 1996                                    1,675,722
                                                                  ------------
                  Realized gains and increase in unrealized
                      appreciation                                $  4,221,862
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  4,118,009
                                                                   ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1996 and 1995

                                                                            Year Ended
                                                                  -----------------------------
                                                                   December 31,     December 31,
                                                                      1996            1995


INCREASE IN NET ASSETS FROM OPERATIONS:

     Net investment loss                                         ($   103,853)   ($    20,937)
     Net realized gain from investment
                        transactions                                2,546,140          54,123
     Increase in unrealized appreciation on
         securities                                                 1,675,722         526,841
                                                                 ------------    ------------
                  Net increase from operating results               4,118,009         560,027

DISTRIBUTIONS TO SHAREHOLDERS FROM
     REALIZED GAINS ON SECURITIES:                                 (2,244,807)        (55,432)

REINVESTMENT OF DIVIDENDS BY
     SHAREHOLDERS:                                                  1,153,485          66,554

CAPITAL TRANSACTIONS--Proceeds from sale of
     shares, net of redemption of $6,274,508 in 1996
     and $14,643 in 1995                                           29,396,421       1,953,122
                                                                 ------------    ------------
                  Total increase in net assets                     32,423,108       2,524,271

NET ASSETS:
     Beginning of year                                              2,680,994         156,723
                                                                 ------------    ------------
     End of year                                                 $ 35,104,102    $  2,680,994
                                                                 ============    ============


                  The accompanying notes and schedule are an
                      integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

(1)  HISTORY:

     The Trust was formed and registered with the office of the Secretary of State of Delaware on November 8, 1993. The purpose of the Trust is to offer shares in series in an open-ended management investment company. The Trust has authorized only one series of shares designated as Technology Value Fund (the "Fund"). All costs and expenses incurred in the organization of the Fund were absorbed by the investment advisor.

(2)  ESTIMATES:

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  SECURITY VALUATION:

     Portfolio securities traded on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers.

(4)  INVESTMENT ADVISER:

     The Fund's adviser is Interactive Research Advisers, Inc. (IRAI), a company owned and controlled by the same individuals who have organized the Trust. The investment advisory contract between the Fund and IRAI has been approved by the Board of Trustees of the Fund including the disinterested trustees.

     IRAI is responsible for the management and administration of the Fund's portfolio and provides the necessary personnel, facilities, equipment, and other services necessary for the operations of the Fund. Fees paid by the Fund for such services are payable monthly, calculated and accrued on a daily basis by applying an annual rate (1% for the management fee and 1% of the first $10 million invested in the Fund and 1/2 of 1% of the amount of funds in excess of $10 million, for fund administration) to the net assets of the Fund, determined at the close of business each day. Total annual expenses of the Fund, exclusive of taxes, interest, all brokers' commissions and other normal charges incidental to the purchase and sale of portfolio securities, but including fees paid to IRAI, do not exceed the limits prescribed by any state in which the Fund's shares are offered for sale, and IRAI will reimburse the Fund for any expenses in excess of such limits.

(5)  DISTRIBUTOR:

     The Fund has been and is presently being self-distributed. Shares are sold at the net asset value per share, without a sales load. The adviser bears any sales or promotional costs incurred in connection with the sale of the Fund's shares out of its own resources.

(6)  OPERATIONS:

     Management fees have been accrued daily at the rate of 1/365 of 1% of net assets as stipulated in the investment advisory contract.

     Administrative fees also have been accrued daily at the rate of 1/365 of 1% of the first $10 million and 1/2 of 1% of amounts in excess of $10 million of net assets as stipulated in the investment advisory contract.

     Interest is accrued daily on the cash balance maintained in the securities account at the rate of interest in effect at the first of each month. On the first of each month, the custodian bank credits the securities account with interest earned during the previous month.

(7)  FEDERAL INCOME TAXES:

     It is the Fund's policy to comply with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income to shareholders; accordingly, no Federal income tax provision is required [see Notes (8) and (9), below].

(8)  DIVIDENDS:

     On November 29, 1996, the Fund's Board of Trustees approved the payment of a dividend of $2.90 per share payable on November 22, 1996, to stockholders of record as of November 18, 1996. Shareholders owning approximately 51% of the total shares outstanding elected to reinvest their dividends in the Fund [see also Note (12), below].

(9)  INVESTMENT TRANSACTIONS:

     At December 31, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At December 31, 1996, the Fund had a net capital loss carry-forward of $70,378. During the year ended December 31, 1996, the Fund purchased securities having a cost of $31,153,233 and sold securities having total sales proceeds of $4,377,520.

(10) TRANSACTIONS IN SHARES:

     There is no specified limit to the number of shares that may be issued.
         Transactions during 1996 and 1995 were as follows:


                                                   Year Ended December 31,
                                            --------------------------------------
                                               (rounded to the nearest share)

                                                  1996                     1995


     Shares sold                                1,435,204                 129,835
     Shares issued on reinvestment
          of dividends                             43,942                   3,135
     Shares redeemed                             (307,953)                   (931)
                                               ----------              ----------
     Net increase                               1,171,193                 132,039
                                               ==========              ==========


(11) FINANCIAL HIGHLIGHTS:

     Selected data for a share outstanding throughout each period:

                                                                             Year Ended December 31,
                                                           --------------------------------------------------
                                                            1996                 1995                1994 (a)
                                                           ---------         --------------           --------


         Net asset value, beginning of period            $   18.44            $   11.70             $   10.00
                                                           ---------         --------------           --------
         Investment operations:

              Net investment income (loss)                    (.08)                (.14)                 (.03)
              Net realized and unrealized gain
                  (loss) on investments                       11.20                7.28                  2.56

         Total from investment operations                     11.12                7.14                  2.53

              Capital gains distributions                     (2.90)               (.40)                 (.83)
                                                           ---------         --------------           --------

         Net asset value, end of period                   $   26.66           $   18.44             $    11.70
                                                           =========         ==============           ========
              Total return (b)                                60.5%               61.2%                  25.3%

         Ratios/supplemental data:
              Net assets, end of period (millions)        $   35.1            $    2.7              $     0.2
              Ratio of expenses to average net assets          1.81%               1.98%                  1.96%(c)
              Ratio of net investment income (loss)
                  to average net assets                       (0.55%)             (1.45%)                (1.29%)(c)
              Portfolio turnover rate                            43%                 45%                    56%
              Average commission rate for securi-
                  ties transactions (cost per share)      $     .0426                N/A                    N/A

              (a) The Fund commenced operations on 05/20/94; therefore, 1994 statistics do not reflect an entire year of operations.

              (b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption in the last day of the period.

              (c)  Annualized.

(12) SUBSEQUENT EVENT--DIVIDEND:

     On January 31, 1997, the Fund's Board of Trustees approved the payment of an additional dividend of $270,274 based on realized undistributed gains during 1996 (without taking into consideration net long-term capital losses realized subsequent to October 31, 1996) and after taking into consideration the dividend paid on November 22, 1996.


SCHEDULE OF PORTFOLIO OF INVESTMENTS (NOTE 3)
December 31, 1996

                                                NUMBER OF                                                           UNREALIZED
                                                SHARES OR   PERCENT OF     INCOME                     CURRENT          GAIN
     COMMON STOCKS                            FACE AMOUNT     TOTAL       PRODUCING       COST      MARKET VALUE      (LOSS)
------------------                             ----------  -----------   ------------   --------  ---------------     ------


ELECTRONIC DESIGN AUTOMATION:
     IKOS                                           55,000                  No   $      845,187  $   1,100,000    $    254,813
     Avanti                                         60,000                  No        1,792,013      1,905,000         112,987
     Epic Design Tech                               50,000                  No        1,270,750      1,250,000         (20,750)
     Silicon Valley Research                       110,000                  No          514,556        220,000        (294,556)
                                                                                    ------------    ------------    ------------
        Total Electronic Design Automation                    12.7%                   4,422,506      4,475,000          52,494
                                                                                    ------------    ------------    ------------
MEDICAL:
     Amgen                                           4,000                  No          182,175        217,500          35,325
     Arterial Vascular                              70,000                  No        1,442,555         875,000       (567,555)
     Centocor                                        6,000                  No          204,800         214,500          9,700
     Endosonics                                     26,100                  No          369,569         398,025         28,456
     Everest Medical                                35,000                  No          135,513          96,250        (39,263)
     Medcath                                         8,000                  No          182,037         128,000        (54,037)
     Medtronic                                       9,000                  No          459,300         612,000        152,700
     Medwave                                         8,700                  No          100,423          97,875         (2,548)
     Mentor                                          4,000                  Yes          44,875         118,000         73,125
     Mini-Med                                       20,000                  No          480,726         645,000        164,274
     Target Therapeutics                             5,900                  No          303,332         247,800        (55,532)
     TheraTx                                        69,800                  No          812,933         715,450        (97,483)
                                                                                    ------------    ------------    ------------
         Total Medical                                         12.4%                  4,718,238       4,365,400       (352,838)
                                                                                    ------------    ------------    ------------
NETWORKING:
     3 Com                                          25,000                  No        1,944,528       1,834,375       (110,153)
     Cisco Systems                                  50,000                  Yes       3,095,045       3,181,250         86,205
     Cabletron Systems                              25,000                  No          971,600         831,250       (140,350)
     U.S. Robotics                                  20,000                  No        1,495,688       1,440,000        (55,688)
                                                                                    ------------    ------------    ------------
         Total Networking                                      20.8%                  7,506,861       7,286,875       (219,986)
                                                                                    ------------    ------------    ------------
PERIPHERAL:
     Iomega                                         60,000      3.0%        No        1,262,125       1,042,500       (219,625)
                                                                                    ------------    ------------    ------------
SEMICONDUCTOR EQUIPMENT:
     Applied Materials                              10,000                  No          399,974         359,375        (40,599)
     Lam Research                                    4,000                  No          177,450         112,500        (64,950)
     Novellus                                        3,000                  No          173,338         162,563        (10,775)
                                                                                    ------------    ------------    ------------
         Total Semiconductor Equipment                          1.8%                    750,762         634,438       (116,324)
                                                                                    ------------    ------------    ------------

                                                      (continued on next page)




SEMICONDUCTORS:
     Advanced Micro                                 40,000                  Yes         831,600       1,030,000        198,400
     Altera                                         20,000                  No        1,017,542       1,453,750        436,208
     C-Cube Microsystems                            10,000                  No          343,375         369,375         26,000
     Intel                                          20,000                  Yes       1,574,078       2,618,750      1,044,672
     Lattice Semi                                   40,000                  No        1,152,800       1,840,000        687,200
     Level One                                      40,000                  No        1,201,400       1,430,000        228,600
     Quality Semi                                  175,000                  No        1,492,319       1,575,000         82,681
     S-3, Inc.                                     100,000                  No        1,873,344       1,625,000       (248,344)
     Sierra Semi                                   170,000                  No        2,287,556       2,550,000        262,444
     Triquint                                       30,000                  No          517,450         791,250        273,800
     Vitesse Semi                                    1,000                  No            8,875          45,500         36,625
     Xilinx                                         10,000                  No          308,831         368,125         59,294
                                                                                    ------------    ------------    ------------
         Total Semiconductors                                   44.7%                12,609,170      15,696,750      3,087,580
                                                                                    ------------    ------------    ------------
SOFTWARE:
     Informix                                        3,000        .2%       No           67,187          61,124         (6,063)
                                                               --------             ------------    ------------    ------------
         Total Common Stocks                                    95.6%                31,336,849      33,562,087      2,225,238

CASH:
                                                                 4.4%                 1,526,524       1,526,524             --
                                                               --------             ------------    ------------    ------------
         Total Investments                                     100.0%              $ 32,863,373    $ 35,088,611    $  2,225,238
                                                               ========             ============    ============    ============


INTERACTIVE INVESTMENTS TRUST

446 Martil Way
Milpitas, CA  95035

BOARD OF TRUSTEES

Ken Kam
Kevin Landis
Michael Lynch
Mark Taguchi

OFFICERS

Kevin Landis, President
Kendrick Kam, Secretary
Yakoub Billawala, Operations
Steve Witt, Marketing

INVESTMENT ADVISER

Interactive Research Advisers, Inc.
446 Martil Way
Milpitas, CA  95035

TRANSFER AGENT / FUND ACCOUNTANT / FUND ADMINISTRATOR

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH  45201

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments' Technology Value Fund.